SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                               September 30, 2005
                               ------------------
                                 Date of Report
                        (Date of earliest event reported)


                              VERTRUE INCORPORATED
                              --------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                       0-21527                  06-1276882
------------------------      ------------------------     ---------------------
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)


                               680 Washington Blvd
                           Stamford, Connecticut 06901
                         -------------------------------
                    (Address of principal executive offices,
                               including zip code)


                                 (203) 324-7635
                        -------------------------------
                        (Registrant's telephone number,
                              including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                              VERTRUE INCORPORATED


Item 1.01. Entry into a Material Definitive Agreement.

The Executive Officer Development and Compensation Committee (the "Committee") of the Board of Directors of Vertrue Incorporated has designated the officers who will participate in the Company's Long Term Incentive Plan (the "Plan"), which became effective on July 1, 2003, for the performance cycle beginning in fiscal year 2006 and ending in fiscal year 2008 (the "Performance Period") and established performance criteria for the Performance Period and target awards for each Plan participant. The established performance criteria relate to the achievement of a specified level for each of the following business performance measures: revenue before deferral; free cash flow per share, and adjusted earnings before interest, tax, depreciation and amortization. A copy of the Plan, which has been previously approved by the shareholders, has been filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q filed on February 9, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        VERTRUE INCORPORATED
                                        (Registrant)


Date: October 5, 2005
                                By: /s/ Gary A. Johnson
                                    --------------------------------------------
                                    NAME: Gary A. Johnson
                                    TITLE: President and Chief Executive Officer